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                                 EXHIBIT 10.49
                                PLEDGE AGREEMENT


         PLEDGE AGREEMENT, dated as of January 12, 1999, made by DENALI INCORPORATED, a Delaware corporation (the "Borrower") and its subsidiaries which are signatories hereto (together with the Borrower each a "Pledgor" and collectively the "Pledgors"), in favor of CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent (in such capacity, the "Administrative Agent") for the lenders (the "Lenders") and Canadian Imperial Bank of Commerce, as issuing lender (in such capacity, the "Issuing Lender"), parties to the Credit Agreement referred to below.

                                    RECITALS

         Pursuant to the Credit Agreement, dated as of January 12, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders, the Administrative Agent and ING (U.S.) Capital LLC, as documentation agent (the "Documentation Agent"), the Lenders have severally agreed to make loans to and the Issuing Lender has agreed to issue letters of credit for the account of the Borrower upon the terms and subject to the conditions set forth therein, such loans to be evidenced by the Notes issued by the Borrower thereunder. It is a condition precedent to the obligation of the Lenders to make their respective loans to the Borrower, and of the Issuing Lender to issue its letters of credit, under the Credit Agreement that the Pledgors shall have executed and delivered this Pledge Agreement to the Administrative Agent for the ratable benefit of the Lenders and the Issuing Lender.


         NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans to the Borrower, and the Issuing Lender to issue its letters of credit, under the Credit Agreement, each Pledgor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

         1. Defined Terms. (a) Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         (b) The following terms shall have the following meanings:

         "Additional Pledged Stock" shall have the meaning provided in any supplement to this Pledge Agreement delivered pursuant to Section 5(e) hereof.

         "Additional Pledged LLC Interest" shall have the meaning provided in any supplement to this Pledge Agreement delivered pursuant to Section 5(f) hereof.


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         "Additional Pledged Partnership Interest" shall have the meaning provided in any supplement to this Pledge Agreement delivered pursuant to
Section 5(g) hereof.

         "Code" means the Uniform Commercial Code from time to time in effect in the State of New York.

         "Collateral" means the Pledged Interests and all Proceeds.

         "Collateral Account" means any account established to hold money Proceeds, maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders as provided in subsection 8(a).

         "Hedge Agreement": as to any Person, any swap, cap, collar or similar arrangement entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

         "Issuer" means each of the corporations identified on Schedule I (or in a supplement thereto) as an issuer of any Pledged Interest.

         "Limited Liability Company": any Issuer identified as a limited liability company on Part B of Schedule I hereto or in a supplement thereto.

         "LLC Interest": any limited liability company interest.

         "Limited Liability Company Agreement": as to any Limited Liability Company (or in any supplement hereto), its certificate of formation and operating agreement or other Governing Documents, as each may be amended, supplemented or otherwise modified from time to time.

         "Partnership": any Issuer identified as a partnership on Part C of
Schedule I hereto or in a supplement thereto.

         "Partnership Agreement": as to any Partnership (or in any supplement hereto), its certificate of formation and partnership agreement or other Governing Documents, as each may be amended, supplemented or otherwise modified from time to time.

         "Pledge Agreement" means this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

         "Pledged Collateral" means the Pledged Interests, and all Proceeds.

         "Pledged Interests" means the collective reference to all Pledged Stock, Pledged LLC Interests and Pledged Partnership Interests.


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         "Pledged LLC Interest" means any and all of Borrower's interests, including units of membership interest, in the Limited Liability Companies as set forth in Schedule I attached hereto and any Additional Pledged LLC Interest at any time pledged pursuant to Section 5(f), including, without limitation, all its rights to participate in the operation or management of the Limited Liability Companies and all its rights to properties, assets, member interests and distributions under the Limited Liability Company Agreements in respect of such member interests. "Pledged LLC Interest" also includes (i) all accounts receivable arising out of the applicable Limited Liability Company Agreements in respect of such Pledged LLC Interests ("Accounts"); (ii) all general intangibles arising out of the applicable Limited Liability Company Agreements in respect of, or constituted by, such Pledged LLC Interest ("General Intangibles"); and (iii) to the extent not otherwise included, all Proceeds of any and all of the foregoing (including within Proceeds, whether or not otherwise included therein, and any and all contractual rights of the Borrower under any revenue sharing or similar agreement to receive all or any portion of the revenues or profits of the Issuer of any Pledged LLC Interest).

         "Pledged Partnership Interest" means any and all of Borrower's interests, including units of membership interest, in the Partnerships as set forth in Schedule I attached hereto and any Additional Pledged Partnership Interest at any time pledged pursuant to Section 5(g), including, without limitation, all its rights to participate in the operation or management of the Partnership and all its rights to properties, assets, partnership interests and distributions under the Partnership Agreements in respect of such member interests. "Pledged Partnership Interest" also includes (i) all accounts receivable arising out of the applicable Partnership Agreements in respect of such Pledged Partnership Interests ("Accounts"); (ii) all general intangibles arising out of the applicable Partnership Agreements in respect of, or constituted by, such Pledged Partnership Interest ("General Intangibles"); and
(iii) to the extent not otherwise included, all Proceeds of any and all of the foregoing (including within Proceeds, whether or not otherwise included therein, and any and all contractual rights of the Borrower under any revenue sharing or similar agreement to receive all or any portion of the revenues or profits of the Issuer of any Pledged Partnership Interest).

         "Pledged Stock" means, as to each Pledgor, the shares of capital stock listed on Schedule I hereto as owned by such Pledgor, together with all stock certificates, options or rights of any nature whatsoever which may be issued or granted by any of the Issuers to the Pledgors while this Pledge Agreement is in effect, together with any Additional Pledged Stock at any time pledged pursuant to Section 5(e).

         "Proceeds" means all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Interests, collections thereon or distributions with respect thereto.

         "Secured Obligations" is the collective reference to (a) the Obligations, and (b) all obligations and liabilities of each Pledgor to the Administrative Agent and the Lenders,


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whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with any Hedge Agreement entered into by any Pledgor with any Lender and any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by any Pledgor pursuant to the terms of such Hedge Agreement or other documents) or otherwise.

         "Securities Act" means the Securities Act of 1933, as amended.

         (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement, and Section, Schedule. Annex, and Exhibit references are to this Pledge Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. Pledge; Grant of Security Interest. Each Pledgor hereby delivers to the Administrative Agent all the Pledged Interests as owned by such Pledgor and hereby grants to the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender, a first security interest in the Pledged Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

         3. Stock Powers. Concurrently with the delivery to the Administrative Agent of each certificate representing one or more shares of Pledged Interests, each Pledgor shall deliver an undated transfer power covering such certificate, duly executed in blank with, if the Administrative Agent so requests, signature guaranteed.

         4. Representations and Warranties. Each Pledgor represents and warrants that:

         (a) the shares of Pledged Stock listed on Part A of Schedule I constitute all the issued and outstanding shares of all classes of the Capital Stock of the Issuers and are represented by the certificates listed thereon;

         (b) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

         (c) the Pledged LLC Interests listed on Part B of Schedule I constitute all the issued and outstanding limited liability company interests of all classes of the Issuers and, if certificated, are represented by the certificates listed thereon;

         (d) each Pledgor is the record and beneficial owner of, and has title to, the Pledged Interests attributable to such Pledgor, free of any and all Liens or options in


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    favor of, or claims of, any other Person, except the Lien created by this
    Pledge Agreement;

         (e) upon delivery to the Administrative Agent of the stock certificates evidencing the Pledged Stock (and assuming the continuing possession by the Administrative Agent of such stock certificate in accordance with the requirements of applicable law), the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Pledged Interests in favor of the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender, enforceable as such against all creditors of each Pledgor and any Persons purporting to purchase any Pledged Collateral from any Pledgor; and

         (f) none of the Pledged LLC Interests or Pledged Partnership Interests
    (i) are dealt in or traded on securities exchanges or in securities markets, (ii) are by their terms expressly subject to Article 8 of the Uniform Commercial Code of any jurisdiction, (iii) constitute an investment company security or (iv) are held in a securities account (in each case within the meaning of Section 8-103(c) of the Uniform Commercial Code of any jurisdiction which has adopted the 1994 version of Article 8 of the Uniform Commercial Code promulgated by the American Law Institute and the National Conference of Commissioners on Uniform State Laws);

         (g) all consents of each member in each Limited Liability Company to the grant of the security interests provided hereby and to the transfer of the Pledged LLC Interests to the Agent or its designee pursuant to the exercise of any remedies under Section 8 hereof have been obtained and are in full force and effect; and

         (h) upon the filing of UCC-1 financing statements required to perfect the security interest granted hereunder in Accounts and General Intangibles arising out of the Limited Liability Company Agreements in respect of the Pledged LLC Interests and arising out of the Partnership Agreements in respect of the Pledged Partnership Interests under the Uniform Commercial Code in effect in the applicable states in which such Limited Liability Companies or Partnerships were formed, the Liens granted pursuant to this Agreement shall constitute perfected first priority Liens on the Pledged Collateral consisting of Accounts, General Intangibles and Proceeds of each in favor of the Administrative Agent, enforceable as such against all creditors of each Pledgor and any Persons purporting to purchase any Pledged Collateral from any Pledgor.

         5. Covenants. Each Pledgor covenants and agrees with the Administrative Agent that, from and after the date of this Pledge Agreement until the Secured Obligations are paid in full and the Commitments have been terminated:

         (a) If a Pledgor shall, as a result of its ownership of Pledged Interests, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in


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    connection with any reorganization), option or rights, whether in addition to, in substitution for, as a conversion of, or in exchange for any shares of such Pledged Collateral, or otherwise in respect thereof, such Pledgor shall accept the same as the Administrative Agent's and the Lenders' agent, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by each Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender subject to the terms hereof as additional collateral security for the Secured Obligations. Any sums paid upon or in respect of the Pledged Collateral upon the liquidation or dissolution of any of the Issuers shall be paid over to the Administrative Agent to be held by it hereunder for the ratable benefit of the Lenders and the Issuing Lender as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Collateral or any property shall be distributed upon or with respect to the Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any of the Issuers or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Administrative Agent to be held by it for the ratable benefit of the Lenders and the Issuing Lender and the Issuer, subject to the terms hereof, as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Collateral shall be received by the Pledgors, each Pledgor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent, the Lenders and the Issuing Lender segregated from other funds of the Pledgors, as additional collateral security for the Secured Obligations.

         (b) Without the prior written consent of the Administrative Agent, no Pledgor will (i) vote to enable, or take any other action to permit, any of the Issuers to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any of the Issuers, or (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement, or (iv) enter into any agreement or undertaking restricting the right or ability of such Pledgor or the Administrative Agent to sell, assign or transfer any of the Collateral.

         (c) Each Pledgor shall maintain the security interest created by this Pledge Agreement as a first, perfected security interest and shall defend such security interest against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of each Pledgor, each Pledgor will promptly and duly execute and deliver such further


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    instruments and documents and take such further actions as the
    Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Pledge Agreement.

         (d) Each Pledgor agrees to pay, and to save the Administrative Agent and the Lenders and the Issuing Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

         (e) Pursuant to Section 9.10 of the Credit Agreement, if a Pledgor shall at any time acquire any shares of Capital Stock of any Subsidiary which is not an Issuer hereunder, such Pledgor shall (i) immediately deliver such shares of Capital Stock, and all stock certificates evidencing the same, to the Administrative Agent to be held as additional collateral security for the Secured Obligations hereunder, (ii) promptly deliver to the a supplement to this Pledge Agreement, substantially in the form of Exhibit A to this Pledge Agreement, duly completed, adding such shares of Capital Stock to Part A of Schedule I hereto, and (iii) promptly cause such Subsidiary to execute and deliver an acknowledgment and consent substantially in the form appended as Annex I to Exhibit A to this Pledge Agreement.

         (f) Pursuant to Section 9.10 of the Credit Agreement, if a Pledgor shall at any time acquire any interest in any Subsidiary limited liability company which is not an Issuer hereunder, such Pledgor shall (i) immediately pledge, assign and transfer such LLC Interest to the Administrative Agent to be held as additional collateral security for the Secured Obligations hereunder, (ii) promptly deliver to the Administrative Agent a supplement to this Pledge Agreement, substantially in the form of Exhibit A to this Pledge Agreement, duly completed, adding such LLC Interest to Part B of Schedule I hereto, and (iii) promptly cause such Subsidiary to execute and deliver an acknowledgment and consent substantially in the form appended as Annex I to Exhibit A to this Pledge Agreement.

         (g) Pursuant to Section 9.10 of the Credit Agreement, if a Pledgor shall at any time acquire any interest in any Subsidiary partnership which is not an Issuer hereunder, such Pledgor shall (i) immediately pledge, assign and transfer such Partnership Interest to the Administrative Agent to be held as additional collateral security for the Secured Obligations hereunder, (ii) promptly deliver to the Administrative Agent a supplement to this Pledge Agreement, substantially in the form of Exhibit A to this Pledge Agreement, duly completed, adding such Partnership


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    Interest to Part B of Schedule I hereto, and (iii) promptly cause such
    Subsidiary to execute and deliver an acknowledgment and consent substantially in the form appended as Annex I to Exhibit A to this Pledge Agreement.

         6. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the Pledgors of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 7 below, the Pledgors shall be permitted to receive all cash dividends paid in the normal course of business of the Issuers and consistent with past practice, to the extent permitted in the Credit Agreement, in respect of the Pledged Collateral and to exercise all voting, corporate (with respect to stock), member (with respect to LLC interests) and partnership (with respect to partnership interests rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast or corporate right exercised or other action taken which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, this Pledge Agreement or the other Loan Documents.

         7. Rights of the Administrative Agent. (a) All money Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent for the benefit of the Lenders and the Issuing Lender in a Collateral Account. All Proceeds while held by the Administrative Agent in a Collateral Account (or by the Pledgors in trust for the Administrative Agent and the Lenders and the Issuing Lender) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 8(a).

         (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the Pledgors: (i) the Administrative Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Interests and make application thereof to the Secured Obligations in such order as it may determine, and (ii) at the request of the Administrative Agent, all shares of the Pledged Collateral shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate or other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of any of the Issuers or otherwise; (B) all member rights, powers and privileges with respect to the Pledged LLC Interests to the same extent as a member under the applicable Limited Liability Company Agreement; (C) all partner rights, powers and privileges with respect to the Pledged Partnership Interests to the same extent as a member under the applicable Partnership Agreement; and (D) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any of the Issuers, or upon the exercise by the Pledgors or the Administrative Agent of any right, privilege or option pertaining to such shares of the Pledged Interests, and in connection therewith, the right to


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deposit and deliver any and all of the Pledged Interests with any committee, depository, transfer Administrative Agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         (c) The rights of the Administrative Agent hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent of any right or remedy against any of the Issuers or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Administrative Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgors or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         8. Remedies. (a) If an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of the Proceeds held in any Collateral Account in payment of the Secured Obligations in such order as the Administrative Agent may elect.

         (b) If an Event of Default shall occur and be continuing, the Administrative Agent may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgors, the Issuers or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender or the Issuing Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgors, which right or equity is hereby waived or released. The Administrative Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the


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rights of the Administrative Agent and the Lenders and the Issuing Lender
hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Pledgors. To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender or the Issuing Lender arising out of the exercise by the Administrative Agent of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgors shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender or the Issuing Lender to collect such deficiency.

         9. Registration Rights; Private Sales. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the shares of Pledged Interests pursuant to Section 8 hereof, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Collateral, or that portion thereof to be sold, registered under the provisions of the Securities Act, each Pledgor will cause any or all of the Issuers to (i) execute and deliver, and cause the officers of such Issuers to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Lender and the Issuing Lender, necessary or advisable to register the shares of Pledged Interests, or that portion of them to be sold, under the provisions of the Securities Act, (ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the shares of Pledged Interests or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Pledgor agrees to cause the Issuers to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Lender and the Issuing Lender shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of
Section 11(a) of the Securities Act.

         (b) Each Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Interests, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less


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
favorable to the Administrative Agent than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Interests for the period of time necessary to permit the Issuers to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuers would agree to do so.

         (c) Each Pledgor further agrees to use its reasonable efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Interests pursuant to this Pledge Agreement valid and binding and in compliance with any and all other applicable Requirements of Law. Each Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Administrative Agent and the Lenders and the Issuing Lender, that the Administrative Agent and the Lenders and the Issuing Lender have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgors, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

         10. Irrevocable Authorization and Instruction to Issuers. Each Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgors, and the Pledgors agrees that each Issuer shall be fully protected in so complying.

         11. Administrative Agent's Appointment as Attorney-in-Fact. (a) Each Pledgor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent of the Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgors and in the name of the Pledgors or in the Administrative Agent's own name, from time to time in the Administrative Agent's discretion, for the purpose of, during the continuance of an Event of Default, carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Pledge Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

         (b) Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in
Section 11(a). All powers, authorizations and agencies contained in this Pledge Agreement are coupled with an interest and are irrevocable until this Pledge Agreement is terminated and the security interest created hereby are released.

         12. Limitation on Duties Regarding Collateral. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account, except that the Administrative Agent shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Administrative Agent, any Lender, the Issuing Lender or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgors or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         13. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Pledgors hereby authorizes the Administrative Agent to file financing statements with respect to the Collateral without the signature of the Pledgors in such form and in such filing offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Pledge Agreement. A carbon, photographic or other reproduction of this Pledge Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

         14. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         15. Notices. Notices, requests and demands to or upon the Administrative Agent or the Pledgors hereunder shall be effected in the manner set forth in Section 13.2 of the Credit Agreement.

         16. Authority of Administrative Agent. Each Pledgor acknowledges that the rights and responsibilities of the Administrative Agent under this Pledge Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Administrative Agent and the Lenders and the Issuing Lender, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders and the Issuing Lender with full and valid authority so to act or refrain from acting, and neither the Pledgors nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         17. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         18. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         19. No Waiver; Cumulative Remedies. Neither the Administrative Agent nor any Lender nor the Issuing Lender shall by any act (except by a written instrument pursuant to Section 20 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender or the Issuing Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender or the Issuing Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or any Lender or the Issuing Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         20. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgors, and the Administrative Agent, provided that any provision of this Pledge Agreement may be waived by the Administrative Agent in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgors and shall inure to the benefit of the Administrative Agent and the Lenders and the Issuing Lender and their respective successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                              DENALI INCORPORATED,

                              DENALI MANAGEMENT, INC., and

                              DENALI HOLDINGS MANAGEMENT, L.L.C.


                              By  /s/ R. Kevin Andrews
                                 -------------------------------
                                 Name:  R. Kevin Andrews
                                 Title:  CFO/Treasurer



                              CONTAINMENT SOLUTIONS, INC., and

                              SPECIALTY SOLUTIONS, INC.

                              By: /s/ Janice C. McCormick
                                 -------------------------------
                                 Name:  Janice C. McCormick
                                 Title:  Assistant Secretary

                           ACKNOWLEDGMENT AND CONSENT

         The undersigned, the Issuers referred to in the foregoing Pledge Agreement, hereby acknowledge receipt of a copy thereof and agree to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The undersigned agree to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement. The undersigned further agree that the terms of
Section 9(c) of the Pledge Agreement shall apply to them, mutatis mutandis, with respect to all actions that may be required of them under or pursuant to or arising out of Section 9 of the Pledge Agreement.

                              CONTAINMENT SOLUTIONS SERVICES, INC.

                              INSTRUMENTATION SOLUTIONS, INC.,

                              DENALI MANAGEMENT INC.,

                              DENALI HOLDINGS MANAGEMENT, L.L.C., and

                              DENALI OPERATING MANAGMENT, LTD.

                                        By:  DENALI HOLDINGS
                                        MANAGEMENT, L.L.C.
                                        its general partner

                              By:  /s/ Janice C. McCormick
                                  -------------------------------
                                Name: Janice C. McCormick
                                Title: Assistant Secretary